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                                                                      Exhibit 21

                   MAGELLAN HEALTH SERVICES, INC. SUBSIDIARIES
                               September 30, 1999

         The following corporations are direct or indirect subsidiaries of Magellan Health Services, Inc.

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NAME:                                                                                                     JURISDICTION OF
                                                                                                          DOMICILE:
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Allied Specialty Care Services, Inc.                                                                      Florida
Care Management Resources, Inc.                                                                           Florida
Charter Behavioral Corporation                                                                            Delaware
Green Spring Health Services, Inc.                                                                        Delaware
Advantage Behavioral Systems, Inc.                                                                        Pennsylvania
Resource Day Treatment Center                                                                             Pennsylvania
AdvoCare of Tennessee, Inc.                                                                               Tennessee
Premier Holdings, Inc.                                                                                    Tennessee
Magellan - PBS, LLC                                                                                       Delaware
Premier Behavioral Systems of Tennessee, LLC                                                              Tennessee
Ceres Behavioral Healthcare System, LLC                                                                   Oregon
Green Spring Canadian Holding, Inc.                                                                       Delaware
Green Spring Health Services of Canada Co.                                                                Nova Scotia
Group Practice Affiliates, Inc.                                                                           Delaware
GMV, LLC                                                                                                  Virginia
Capital Area PsySystems, Inc.                                                                             Texas
Integrated Mental Health, LLC                                                                             Texas
GPA Arizona, Inc.                                                                                         Arizona
GPA Pennsylvania, Inc.                                                                                    Pennsylvania
Integrated Behavioral Care, Inc.                                                                          Virginia
Capital Area Psych Services                                                                               Texas
Integrated Mental Health                                                                                  Texas
Novapsy Clinic, LLC                                                                                       Virginia
Pacific Behavioral Management, LLC                                                                        California
Magellan Behavioral of Michigan, Inc.                                                                     Michigan
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
Green Spring of Pennsylvania, Inc.                                                                        Pennsylvania
Managed Care Services Mainstay of Central Pennsylvania, Inc.                                              Pennsylvania
Maryland Health Partners, LLC                                                                             Maryland
Maschhoff, Barr & Associates, Inc.                                                                        Washington
Vista Behavioral Health Plans, Inc.                                                                       California
Human Affairs International, Incorporated                                                                 Utah
Human Affairs of Alaska, Inc.                                                                             Alaska
Human Affairs International of California                                                                 California
Human Affairs International IPA, Inc.                                                                     New York
Human Affairs International of Pennsylvania, Inc.                                                         Pennsylvania
Magellan Behavioral Health, Inc.                                                                          Delaware
MCI/Magellan Partners, L.L.C.                                                                             Delaware
Magellan Military Health Solutions, Inc.                                                                  Delaware
Tennessee Behavioral Health, Inc.                                                                         TN
Magellan Behavioral Health of Texas, Inc.                                                                 Texas
Magellan Capital, Inc.                                                                                    Delaware
Magellan CBHS Holdings, Inc.                                                                              Delaware
Behavioral Health Systems of Indiana, Inc.                                                                Indiana
The Charter Behavioral Health System of Northwest Indiana, LLC                                            Delaware
Blue Grass Physician Management Services, Inc.                                                            Kentucky
C.A.C.O. Services, Inc.                                                                                   Ohio
CCM, Inc.                                                                                                 Nevada
Charter Alvarado Behavioral Health System, Inc.                                                           California
Charter Asheville Behavioral Health System, Inc.                                                          North Carolina
Charter Bay Harbor Behavioral Health System, Inc.                                                         Florida
Charter Behavioral Health System of Athens, Inc.                                                          Georgia
Charter Behavioral Health System of Northern California, Inc.                                             California
Charter Behavioral Health System of Baywood, Inc.                                                         Texas
Charter Behavioral Health System of Bradenton, Inc.                                                       Florida
Charter Behavioral Health System at Manatee Adolescent Treatment Services, Inc.                           Florida
Charter Behavioral Health System of Central Georgia, Inc.                                                 Georgia
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
Charter Behavioral Health System of Central Virginia, Inc.                                                Virginia
Mental Healthsource, L.L.C.                                                                               Virginia
Charter Behavioral Health System of Charleston, Inc.                                                      South Carolina
Charter Behavioral Health System of Charlottesville, Inc.                                                 Virginia
Charter Behavioral Health System of Chicago, Inc.                                                         Illinois
Charter Behavioral Health System of Chula Vista, Inc.                                                     California
Charter Behavioral Health System of Columbia, Inc.                                                        Missouri
Charter Behavioral Health System of Corpus Christi, Inc.                                                  Texas
Charter Behavioral Health System of Dallas, Inc.                                                          Texas
Charter Behavioral Health System of Delmarva, Inc.                                                        Maryland
Charter Behavioral Health System at Fair Oaks, Inc.                                                       New Jersey
Charter Behavioral Health System of Fort Worth, Inc.                                                      Texas
Charter Behavioral Health System at Hidden Brook, Inc.                                                    Maryland
Charter Behavioral Health System of Jackson, Inc.                                                         Mississippi
Charter Behavioral Health System of Jacksonville, Inc.                                                    Florida
Charter Behavioral Health System of Kansas City, Inc.                                                     Kansas
Charter Behavioral Health System of Lafayette, Inc.                                                       Louisiana
The Charter Cypress Behavioral Health System, L.L.C.                                                      Tennessee
Charter Behavioral Health System of Lake Charles, Inc.                                                    Louisiana
Charter Behavioral Health System at Los Altos, Inc.                                                       California
Charter Behavioral Health System of Massachusetts, Inc.                                                   Massachusetts
Westwood/Pembroke Health System Limited Partnership                                                       Massachusetts
Charter Behavioral Health System of Mississippi, Inc.                                                     Mississippi
Charter Behavioral Health System of Nashua, Inc.                                                          New Hampshire
Charter Behavioral Health System of Nevada, Inc.                                                          Nevada
Charter Behavioral Health System of New Mexico, Inc.                                                      New Mexico
The Charter Heights Behavioral Health System Limited Partnership                                          Delaware
Charter Behavioral Health System of Northwest Arkansas, Inc.                                              Arkansas
Charter Behavioral Health System of Paducah, Inc.                                                         Kentucky
Charter Behavioral Health System at Potomac Ridge, Inc.                                                   Maryland
Charter Behavioral Health of Puerto Rico, Inc.                                                            Georgia
Charter Behavioral Health System of San Jose, Inc.                                                        California
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
Charter Behavioral Health System of Texarkana, Inc.                                                       Arkansas
Charter Behavioral Health System of Toledo, Inc.                                                          Ohio
Charter Behavioral Health System of Tucson, Inc.                                                          Arizona
Charter Behavioral Health System of Visalia, Inc.                                                         California
Charter Behavioral Health System of Waverly, Inc.                                                         Minnesota
Charter Behavioral Health System of Winston-Salem, Inc.                                                   North Carolina
Charter Behavioral Health System of Yorba Linda, Inc.                                                     California
Charter-By-The-Sea Behavioral Health System, Inc.                                                         Georgia
Charter Canyon Behavioral Health System, Inc.                                                             Utah
Charter Canyon Springs Behavioral Health System, Inc.                                                     California
Charter Centennial Peaks Behavioral Health System, Inc.                                                   Colorado
Charter Community Hospital, Inc.                                                                          California
Charter Cove Forge Behavioral Health System, Inc.                                                         Pennsylvania
Charter Fairmount Behavioral Health System, Inc.                                                          Pennsylvania
Charter Fenwick Hall Behavioral Health System, Inc.                                                       South Carolina
Charter Financial Offices, Inc.                                                                           Georgia
Charter Forest Behavioral Health System, Inc.                                                             Louisiana
Charter Grapevine Behavioral Health System, Inc.                                                          Texas
Metroplex Behavioral Healthcare Services, Inc.                                                            Texas
Charter Greensboro Behavioral Health System, Inc.                                                         North Carolina
Charter Hospital of Columbus, Inc.                                                                        Ohio
Charter Hospital of Mobile, Inc.                                                                          Alabama
Charter Hospital of Santa Teresa, Inc.                                                                    New Mexico
Charter Hospital of St. Louis, Inc.                                                                       Missouri
Charter Hospital of Torrance, Inc.                                                                        California
Charter Indiana BHS Holding, Inc.                                                                         Indiana
The Charter Behavioral Health System of Northwest Indiana, LLC                                            Delaware
Charter Lakehurst Behavioral Health System, Inc.                                                          New Jersey
Charter Lakeside Behavioral Health System, Inc.                                                           Tennessee
Charter Lakeside Behavioral Health Network, Inc.                                                          Tennessee
Charter Laurel Heights Behavioral Health System, Inc.                                                     Georgia
Charter Linden Oaks Behavioral Health System, Inc.                                                        Illinois
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
Naperville Psychiatric Ventures                                                                           Illinois
Charter Little Rock Behavioral Health System, Inc.                                                        Arkansas
Charter Louisiana Behavioral Health System, Inc.                                                          Louisiana
Charter Louisville Behavioral Health System, Inc.                                                         Kentucky
Charter Meadows Behavioral Health System, Inc.                                                            Maryland
Charter Medical (Cayman Islands) Ltd.                                                                     Cayman Islands
Charter Medical - Clayton County, Inc.                                                                    Georgia
Charter Medical of East Valley, Inc.                                                                      Arizona
Charter Medical International, Inc.                                                                       Cayman Islands
Charter Medical International, S.A., Inc.                                                                 Nevada
Charter Medical International Services, Inc.                                                              Cayman Islands
Charter Medical Leasing Limited                                                                           United Kingdom
Charter Medical - Long Beach, Inc.                                                                        California
Charter Medical - New York, Inc.                                                                          New York
Charter Medical of North Phoenix, Inc.                                                                    Arizona
Charter Medical of Puerto Rico, Inc.                                                                      Commonwealth of
                                                                                                          Puerto Rico
Charter Milwaukee Behavioral Health System, Inc.                                                          Wisconsin
Charter Mission Viejo Behavioral Health System, Inc.                                                      California
Charter MOB of Charlottesville, Inc.                                                                      Virginia
Charter North Behavioral Health System, Inc.                                                              Alaska
Charter North Counseling Center, Inc.                                                                     Alaska
Charter North Star Behavioral Health System, L.L.C.                                                       Tennessee
Charter Northridge Behavioral Health System, Inc.                                                         North Carolina
Holly Hill/Charter Behavioral Health System, L.L.C.                                                       Tennessee
Charter Oak Behavioral Health System, Inc.                                                                California
Charter Palms Behavioral Health System, Inc.                                                              Texas
Charter Park Hospital Limited                                                                             United Kingdom
Charter Peachford Behavioral Health System, Inc.                                                          Georgia
Charter Pines Behavioral Health System, Inc.                                                              North Carolina
Charter Plains Behavioral Health System, Inc.                                                             Texas
Charter - Provo School, Inc.                                                                              Utah
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Charter Real Behavioral Health System, Inc.                                                               Texas
Charter Ridge Behavioral Health System, Inc.                                                              Kentucky
Charter Rivers Behavioral Health System, Inc.                                                             South Carolina
Charter Rockford Behavioral Health System, Inc.                                                           Delaware
Charter San Diego Behavioral Health System, Inc.                                                          California
Charter Sioux Falls Behavioral Health System, Inc.                                                        South Dakota
Charter Springs Behavioral Health System, Inc.                                                            Florida
Charter Springwood Behavioral Health System, Inc.                                                         Virginia
Charter Suburban Hospital of Mesquite, Inc.                                                               Texas
Charter Talbott Behavioral Health System, Inc.                                                            Georgia
Charter Behavioral Health System of Savannah, Inc.                                                        Georgia
Charter Thousand Oaks Behavioral Health System, Inc.                                                      California
Charter Westbrook Behavioral Health System, Inc.                                                          Virginia
CPS Associates, Inc.                                                                                      Virginia
Charter White Oak Behavioral Health System, Inc.                                                          Maryland
Charter Wichita Behavioral Health System, Inc.                                                            Kansas
Charter Woods Behavioral Health System, Inc.                                                              Alabama
Desert Springs Hospital, Inc.                                                                             Nevada
CMCI, Inc.                                                                                                Nevada
CCM, Inc.                                                                                                 Nevada
CMFC, Inc.                                                                                                Nevada
Employee Assistance Services, Inc.                                                                        Georgia
Florida Health Facilities, Inc.                                                                           Florida
Golden Isle Assurance Company Ltd.                                                                        Bermuda
NEPA - Massachusetts, Inc.                                                                                Massachusetts
NEPA - New Hampshire, Inc.                                                                                New Hampshire
New Allied, Inc.                                                                                          Florida
Pacific - Charter Medical, Inc.                                                                           California
Charter Behavioral Health System of the Inland Empire, Inc.                                               California
Plymouth Insurance Company, Ltd.                                                                          Bermuda
Sistemas De Terapia Respiratoria S.A., Inc.                                                               Georgia
Strategic Advantage, Inc.                                                                                 Minnesota
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
Western Behavioral Systems, Inc.                                                                          California
Magellan Executive Corporation                                                                            Delaware
Magellan Public Solutions, Inc.                                                                           Delaware
KidsCareNet of Milwaukee, LLC                                                                             Wisconsin
Magellan Public Network, Inc.                                                                             Delaware
Correctional Behavioral Solutions, Inc.                                                                   Delaware
Correctional Behavioral Solutions of Indiana, Inc.                                                        Indiana
Correctional Behavioral Solutions of New Jersey, Inc.                                                     New Jersey
Correctional Behavioral Solutions of Ohio, Inc.                                                           Ohio
National Mentor, Inc.                                                                                     Delaware
Center for Comprehensive Services, Inc.                                                                   Illinois
First Step Independent Living Program, Inc.                                                               California
Horrigan Cole Enterprises, Inc.                                                                           California
Illinois Mentor, Inc.                                                                                     Illinois
Rehabilitation Achievement Center, Inc.                                                                   Illinois
Massachusetts Mentor, Inc.                                                                                Massachusetts
National Mentor Healthcare, Inc.                                                                          Massachusetts
Carolina Behavioral Services, LLC                                                                         Delaware
Loyd's Liberty Homes, Inc.                                                                                California
Unlimited Quest, Inc.                                                                                     California
Ohio Mentor, Inc.                                                                                         Ohio
South Carolina Mentor, Inc.                                                                               South Carolina
Magellan Public Solutions of Ohio, Inc.                                                                   Ohio
Solutions For Care, Inc.                                                                                  Delaware
Magellan Specialty Health, Inc.                                                                           Delaware
CAI Holdings, Inc.                                                                                        Delaware
CAI Merger Corporation                                                                                    Delaware
MBCH, Inc.                                                                                                Delaware
Merit Behavioral Care Corporation                                                                         Delaware
American Biodyne, Inc.                                                                                    Delaware
AGCA Acquisition Corporation-New York                                                                     Delaware
AGCA, Inc.                                                                                                Pennsylvania
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
AGCA Headquarters Limited Partnership                                                                     Pennsylvania
AGCA New York, Inc.                                                                                       New York
Achievement and Guidance Centers of New York, Inc.                                                        New York
AGCA IPA of New York, Inc.                                                                                New York
AGCA/Better Health Plan, Inc.                                                                             New York
AGCA/Chubb Health Plan, Inc.                                                                              New York
MBC Behavioral Care of New York, Inc., a New York Independent Practice Association                        New York
MBC Behavioral Health Services of New York, Inc., a New York Independent Practice Association             New York
MBC Health Care of New York, Inc., a New York Independent Practice Association                            New York
MBC Health Services of New York, Inc., a New York Independent Practice Association                        New York
MBC of New York, Inc., a New York Independent Practice Association                                        New York
MBC Providers of New York, Inc., a New York Independent Practice Association                              New York
U.S. IPA Providers, Inc.                                                                                  New York
Quality Healthcare Solutions, Inc.                                                                        Pennsylvania
Alliance Health Systems, Inc.                                                                             Indiana
Arizona Biodyne, Inc.                                                                                     Arizona
California Biodyne Health Services, Inc.                                                                  California
Colorado Biodyne, Inc.                                                                                    Colorado
Hawaii Biodyne, Inc.                                                                                      Hawaii
Louisiana Biodyne, Inc.                                                                                   Louisiana
MBC Federal Programs, Inc.                                                                                Delaware
MBC of New Mexico, Inc.                                                                                   New Mexico
Merit Behavioral Care of Florida, Inc.                                                                    Florida
Merit Behavioral Care of Illinois, Inc.                                                                   Illinois
Merit Behavioral Care of Massachusetts, Inc.                                                              Massachusetts
Merit Behavioral Care of Montana, Inc.                                                                    Montana
Merit Behavioral Care of Pennsylvania, Inc.                                                               Pennsylvania
Merit Behavioral Care of Texas, Inc.                                                                      Texas
Michigan Biodyne, Inc.                                                                                    Michigan
Ohio Biodyne, Inc.                                                                                        Ohio
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Vermont Biodyne, Inc.                                                                                     Vermont
BCOV-GP, Inc.                                                                                             Delaware
Benesys Doctors, P.A.                                                                                     Texas
Benesys, Inc.                                                                                             Delaware
CMG Health, Inc.                                                                                          Maryland
ARD Properties, Inc.                                                                                      Delaware
Choice Behavioral Health Partnership                                                                      Virginia
CMG Behavioral Health of California, Inc.                                                                 California
CMG Behavioral Healthcare of New York, Inc.                                                               New York
CMG Choice Independent Practice Association of New York, Inc.                                             New York
CMG Health of New York, Inc.                                                                              New York
CMG Independent Practice Association of New York, Inc.                                                    New York
CMG Plus Independent Practice Association of New York, Inc.                                               New York
Inpsych, Inc.                                                                                             Maryland
Inpsych Kentucky, Inc.                                                                                    Kentucky
Inpsych Midwest, Inc.                                                                                     Missouri
Maryland Health Partners, LLC                                                                             Maryland
Montana Community Partners, Inc.                                                                          Montana
Continuum Behavioral Care, LLC                                                                            Rhode Island
Continuum Behavioral Healthcare Corporation                                                               Delaware
Spectrum-Continuum Management Services of New York, LLC                                                   Delaware
Spectrum-Continuum IPA Providers of New York, LLC                                                         Delaware
EMHC-MBC of New York, LLC                                                                                 New York
EMHC/MBC IPA Providers of New York, LLC                                                                   New York
EMHC-MBC Services of New York, LLC                                                                        New York
Group Plan Clinic, Inc.                                                                                   Texas
MBC Health Providers of Texas, Inc.                                                                       Texas
MBC of America, Inc.                                                                                      Delaware
EMHC/MBC IPA Providers of New York, LLC                                                                   New York
EMHC-MBC Services of New York, LLC                                                                        New York
Empire Community Delivery Systems, LLC                                                                    New York
MBC Management Services of New York, LLC                                                                  New York
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MBC of Nebraska, L.L.C.                                                                                   Nebraska
MBC of Tennessee, Inc.                                                                                    Tennessee
MBC of Tennessee, LLC                                                                                     Tennessee
MBC/IPA Providers of New York, LLC                                                                        New York
Royal Health Care, LLC                                                                                    New York
MBC of North Carolina, LLC                                                                                North Carolina
MBC of Tennessee, LLC                                                                                     Tennessee
MBC Washington Systems, Inc.                                                                              Washington
Community Sector Systems, Inc.                                                                            Washington
Merit Behavioral Care Corporation of Iowa                                                                 Iowa
Merit Behavioral Care of Georgia, Inc.                                                                    Georgia
Merit Behavioral Care Systems Corporation                                                                 Ohio
INROADS Behavioral Health Services of Texas, L.P.                                                         Texas
MBCS of Florida, Inc.                                                                                     Florida
MBCS of North Carolina, Inc.                                                                              North Carolina
Merit INROADS Behavioral Health Services of Illinois, LLC                                                 Illinois
Merit Health Insurance Company                                                                            Illinois
Orion Life Insurance Company                                                                              Delaware
Merit Holdings Corp.                                                                                      Delaware
MBC National Service Corporation                                                                          Delaware
Merit Behavioral Care of Arkansas, Inc.                                                                   Arkansas
Merit Behavioral Care of Maryland, Inc.                                                                   Maryland
Merit INROADS Behavioral Health Services, LLC                                                             Delaware
Merit INROADS Behavioral Health Services of Illinois, LLC                                                 Illinois
INROADS Behavioral Health Services of Texas, L.P.                                                         Texas
MeritChoice, Inc.                                                                                         Delaware
MeritChoice, Ltd.                                                                                         Pennsylvania
ProPsych, Inc.                                                                                            Florida
PPC Group, Inc.                                                                                           Delaware
Merit Behavioral Care of California, Inc.                                                                 Missouri
P.P.C., Inc.                                                                                              Missouri
Personal Performance Consultants of New York, Inc.                                                        New York
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